EXHIBIT 23.A


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-37175, 33-44541, 33-44542, 33-58613,
33-59253, 33-59255, 333-07949, 333-34135, 333-34161, 333-34165, 333-47847,
333-63711, 333-71595 and 333-37476), and Form S-3 (No. 333-78265) of Santa Fe
Snyder Corporation of our report dated July 10, 2000 relating to the financial statements of the Snyder Oil Corporation Profit Sharing and Savings Plan, that appears in this Form 11-K.

PricewaterhouseCoopers LLP


Houston, Texas
July 11, 2000


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